UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2021 (November 1, 2021)

G1 THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38096	26-3648180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Park Offices Drive Suite 200 Research Triangle Park, NC	27709
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (919) 213-9835

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.0001 par value	GTHX	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 1, 2021 (the “Closing Date”), G1 Therapeutics, Inc. (the “Company”), as borrower, and Hercules Capital, Inc. and certain of its affiliates (collectively, the “Lender”) entered into a second amendment (the “Second Amendment”) to amend that certain loan and security agreement, dated as of May 29, 2020, as amended by that certain First Amendment to Loan and Security Agreement, dated as of March 31, 2021 (the “First Amendment”; and the loan and security agreement, as amended by the First Amendment and the Second Amendment, the “Loan and Security Agreement”), under which the Lender has agreed to lend the Company up to $150.0 million, to be made available in a series of tranches, subject to specified conditions. The Company borrowed an additional $45.0 million on the Closing Date, which brings the total loan amount outstanding to $75.0 million.

Under the terms of the Loan and Security Agreement, the Company has an option to borrow up to an additional $25.0 million through September 15, 2022. A second tranche (the “Second Tranche”), consisting of $20.0 million, will become available to the Company for drawdown upon the Company’s achievement of $50,000,000 trailing six-month net product revenue of COSELATM no later than June 30, 2023. The Second Tranche will be available, if specified conditions are met, during the period beginning on the Closing Date through December 15, 2023. A third tranche (the “Third Tranche”) of $15.0 million will become available upon achievement of certain development performance milestones. The Third Tranche will be available to the Company through December 15, 2023. A fourth tranche of $15.0 million will be available, at the Lender’s option, in minimum increments of $5 million through June 30, 2024.

The loan will mature on November 1, 2026. The Company may make payments of interest only through December 1, 2024. Thereafter, the interest only period may be extended through December 1, 2025, in quarterly increments, subject to continued compliance with the covenants of the Loan and Security Agreement. Amounts borrowed under the Loan and Security Agreement accrue interest at a rate equal to the greater of either (A) (i) the prime rate as reported in The Wall Street Journal, plus (ii) 5.90%, or (B) 9.15%.

The Company paid the Lender an upfront fee on the Closing Date in the amount of $675,000. The Company may prepay all or a portion of the outstanding principal amount under the Loan and Security Agreement subject to a prepayment fee equaling a percentage of the amount to be prepaid, as follows: (A)(i) 3.0% of the prepayment amount in the first year from the Closing Date; (ii) 2.0% of the prepayment amount in the second year from the Closing Date; or (iii) 1.0% of the prepayment amount thereafter, plus (B) a charge of 6.75% of the amount of the loan being prepaid. The Company will be required to make a final payment to the Lender in the amount of 6.75% of the aggregate amount of all loan advances, less any amount previously paid. In addition, the Company will be required to make a final payment to the Lender in the amount of $2,085,000 on the earliest occurrence of (i) June 1, 2025, (ii) the date that the Company prepays the outstanding principal amount under the Loan and Security Agreement in full, or (iii) the date that the principal amount becomes due and payable in full.

As security for obligations arising under the Loan and Security Agreement, the Company has granted the Lender a blanket lien on substantially all of the Company’s assets, including intellectual property, subject to certain exemptions.

Under the Loan and Security Agreement, the Lender has the right to participate in any equity offerings by the Company that are marketed to multiple investors during the term of the loan under the Loan and Security Agreement in an amount up to $5.0 million.

The Loan and Security Agreement contains a minimum revenue covenant. Beginning August 15, 2022, with the reporting of the financial results for the second fiscal quarter ended June 30, 2022, and tested monthly, the Company must have achieved net product revenue of COSELA of at least 65% of the amounts projected in the Company’s forecast.

The foregoing description is only a summary of certain provisions of the Second Amendment and is qualified in its entirety by reference to the Second Amendment, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2021 and will be incorporated by reference herein.

Item 2.02	Results of Operations and Financial Condition.

On November 3, 2021, the Company issued a press release announcing its financial results for the third-quarter ended September 30, 2021. The full text of the press release was posted on the Company’s internet website and is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information contained in, or incorporated into, Item 2.02, including the press release attached as Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 3, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

G1 THERAPEUTICS, INC.

By:	/s/ Jennifer Moses
Jennifer Moses
Chief Financial Officer

Date: November 3, 2021